Summary ProspectusOctober 26, 2009

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Money Fund — PRTXX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.31%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.15%b
Total annual fund operating expenses	0.46%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bRestated to reflect current fees.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$47	$148	$258	$579

Investments, Risks, and Performance

Principal Investment Strategies  The fund is managed to provide a stable share price of $1.00. The fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government, and repurchase agreements thereon. The remainder is invested in other securities backed by the full faith and credit of the U.S. government, and repurchase agreements thereon. The fund will not purchase any security with a maturity of more than 13 months, and the fund`s weighted average maturity will not exceed 90 days.

U.S. Treasury securities in which the fund may invest include Treasury bills and notes. The fund`s other investments include securities backed by the full faith and credit of the U.S. government (such as GNMA mortgage-backed securities and certain corporate debt securities guaranteed by the FDIC).

The fund may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on the securities it can hold. Therefore, it is possible that a money market fund may no longer be able to value its shares at $1.00.

The fund should have minimal credit risk because it invests only in securities backed by the federal government, the most creditworthy issuer of fixed-income instruments, and other investments involving such securities. Credit risk refers to the risk that a fund`s holdings will have their credit ratings downgraded or that their issuers or a counterparty will default (fail to make scheduled interest and principal payments).

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The fund`s primary risk is interest rate risk. The fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance. All returns assume reinvestment of dividends.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

The fund`s return for the six months ended 6/30/09 was 0.05%.

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Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	10 years
U.S. Treasury Money Fund	1.53%	2.63%	2.86%
Lipper U.S. Treasury Money Market Funds Average	1.12	2.43	2.70

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Joseph K. Lynagh is Chairman of the fund`s Investment Advisory Committee. Mr. Lynagh became chairman of the committee in 2009 and he joined T. Rowe Price in 1990.

Purchase and Sale of Fund Shares

The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account, although divi

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dends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

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F53-045 10/26/09

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202